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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 26, 2006

                            WESTFIELD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

       Massachusetts                 001-16767                   73-1627673
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)            Identification No.)

                 141 Elm Street, Westfield, Massachusetts 01085
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 568-1911

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

      On July 26, 2006, Westfield Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit No. 99.1.

Item 9.01   Financial Statements and Exhibits

      The following exhibit is furnished with this Report:

      Exhibit No.       Description
      -----------       -----------

      99.1              Press release dated July 26, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WESTFIELD FINANCIAL, INC.


                                   By:    /S/ Michael J. Janosco, Jr.
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                                   Name:  Michael J. Janosco, Jr.
                                   Title: Chief Financial Officer and Treasurer

Date: July 26, 2006

                                  EXHIBIT INDEX

     Exhibit No.                          Description
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        99.1                   Press release dated July 26, 2006